Visa Inc.   Fiscal First Quarter 2019   Financial Results   January 30, 2019

Fiscal First Quarter 2019 Financial Results2 ©2019 Visa. All rights reserved.   This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that relate to, among   other things, our future operations, prospects, developments, strategies, business growth and financial outlook for fiscal full-year 2019. Forward-looking   statements generally are identified by words such as "believes," "estimates," "expects," "intends," "may," "projects," “outlook”, "could," "should," "will,"   "continue" and other similar expressions. All statements other than statements of historical fact could be forward-looking statements, which speak only as   of the date they are made, are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, many of which are   beyond our control and are difficult to predict.   Actual results could differ materially from those expressed in, or implied by, our forward-looking statements due to a variety of factors, including, but not   limited to:   • increased oversight and regulation of the global payments industry and our business;   • impact of government-imposed restrictions on international payment systems;   • outcome of tax, litigation and governmental investigation matters;   • increasingly intense competition in the payments industry, including competition for our clients and merchants;   • proliferation and continuous evolution of new technologies and business models;   • our ability to maintain relationships with our clients, merchants and other third parties;   • brand or reputational damage;   • management changes;   • impact of global economic, political, market and social events or conditions;   • exposure to loss or illiquidity due to settlement guarantees;   • uncertainty surrounding the impact of the United Kingdom’s withdrawal from the European Union;   • a disruption, failure, breach or cyber-attack of our networks or systems;   • our ability to successfully integrate and manage our acquisitions and other strategic investments; and   • other factors described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K for the year   ended September 30, 2018, and our subsequent reports on Forms 10-Q and 8-K.   Except as required by law, we do not intend to update or revise any forward-looking statements as a result of new information, future events or otherwise.   Forward-Looking Statements

Fiscal First Quarter 2019 Financial Results3 ©2019 Visa. All rights reserved.   Fiscal First Quarter 2019 Results   Q1 2019   (Ending December 31, 2018)   in billions, except percentages and per share data USD YoY Change   Net Revenues $5.5 13%   GAAP Net Income $3.0 18%   Adjusted Net Income(1) $3.0 17%   GAAP Earnings Per Share $1.30 21%   Adjusted Earnings Per Share(1) $1.30 21%   Note: Refer to the accompanying financial tables for further details and a reconciliation of the non-GAAP measures presented.   • Underlying business drivers remained healthy: continued double-digit growth in payments volume   and processed transactions; cross-border growth slowed   • Returned $2.9B of capital to shareholders in the form of share repurchases and dividends   • The board of directors authorized a new $8.5 billion share repurchase program   (1) Adjusted Net Income and Adjusted Earnings Per Share exclude special items in the prior fiscal year. There were no comparable   adjustments in the current fiscal year.

Fiscal First Quarter 2019 Financial Results4 ©2019 Visa. All rights reserved.   Quarter ended September   Payments Volume*   US$ in billions, nominal, except percentages   INTL   1,106   INTL   1,167 INTL   649   INTL   676   INTL   456   INTL   491   U.S.   840   U.S.   945   U.S.   449   U.S.   498 U.S.   391   U.S.   446   1,946   2,112   1,098   1,174   848 938   INTL = International   Total Visa Inc. Credit Debit   YoY Change   (constant) 12% 10% 13%   YoY Change   (nominal) 7% 11%9%   Note: On occasion, previously submitted volume information may be updated to reflect revised client submissions or other adjustments. Prior-period updates, other than the change   to the payments volume definition, are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers.   Constant-dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.   2017   2018   *During the three months ended December 31, 2018, we updated our definition of payments volume to now include all disbursement volume related to   Visa Direct, in addition to the funding volume previously included. All prior periods presented have been adjusted accordingly. Refer to the operational   performance data for the impact of the definition change on the current and prior periods.

Fiscal First Quarter 2019 Financial Results5 ©2019 Visa. All rights reserved.   Quarter ended December   Current quarter payments volume and other select metrics are provided in the operational performance data supplement in the earnings   release to provide more recent operating data. Service revenues continue to be recognized based on payments volume in the prior quarter.   Payments Volume*   US$ in billions, nominal, except percentages   YoY Change   (constant) 11% 9% 13%   YoY Change   (nominal) 5% 9%7%   Note: On occasion, reported payments volume information may be updated to reflect revised client submissions or other adjustments. Prior-period updates, other than the change to   the payments volume definition, are not material. Figures may not recalculate exactly due to rounding. Percentage changes and totals are calculated based on unrounded numbers.   Constant-dollar growth rates exclude the impact of foreign currency fluctuations against the U.S. dollar in measuring performance.   INTL   420   INTL 09   U.S.   575   U.S.   631   U.S.   277   U.S.   313   INTL   1,165   INTL   1,216 INTL   681   INTL   703   INTL   484   INTL   514   U.S.   886   U.S.   980   U.S.   478   U.S.   519   U.S.   408   U.S.   461   2,051   2,196   1,159 1,221   892 975   INTL = International   Total Visa Inc. Credit Debit   2017   2018   *During the three months ended December 31, 2018, we updated our definition of payments volume to now include all disbursement volume related to   Visa Direct, in addition to the funding volume previously included. All prior periods presented have been adjusted accordingly. Refer to the operational   performance data for the impact of the definition change on the current and prior periods.

Fiscal First Quarter 2019 Financial Results6 ©2019 Visa. All rights reserved.   Quarter ended December   Transactions   in millions, except percentages   Note: Total transactions represent payments and cash transactions as reported by Visa clients on their operating certificates. On occasion, previously submitted transaction information   may be updated to reflect revised client submissions or other adjustments. Prior-period updates are not material. Figures may not recalculate exactly due to rounding. Percentage   changes and totals are calculated based on unrounded numbers. Processed transactions represent transactions involving cards and other form factors carrying the Visa, Visa Electron,   Interlink, V PAY and PLUS cards processed on Visa’s networks.   Credit   38%   YoY Change 11% 11%   Debit   62%   Credit   38%   65%   Debit   66%   Debit   35%   Credit   34%   Credit   44,820   49,962   30,508   33,931   Processed TransactionsTotal Transactions   2017   2018

Fiscal First Quarter 2019 Financial Results7 ©2019 Visa. All rights reserved.   Quarter ended September   Total Cards   in millions, except percentages   3,209   1,070   2,139   3,347   1,107   2,240   Total Visa Inc. Credit Debit   Note: The data presented is based on results reported quarterly by Visa clients on their operating certificates. Estimates may be utilized if data is unavailable. On occasion, previously   submitted card information may be updated to reflect revised client submissions or other adjustments. Prior-period updates are not material. Figures may not recalculate exactly due   to rounding. Percentage changes are calculated based on unrounded numbers.   YoY Change 3% 5%4%   2017   2018

Fiscal First Quarter 2019 Financial Results8 ©2019 Visa. All rights reserved.   6,188   (1,326)   4,862   6,962   (1,456)   5,506   Gross   Revenues   Client   Incentives   Net Revenues   Fiscal 2018   Fiscal 2019   Revenue – Q1 2019   US$ in millions, except percentages   YoY   Change 10% 13%13%   Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.   21.4% 20.9%   Client Incentives as a   % of Gross Revenues   (0.5ppt)

Fiscal First Quarter 2019 Financial Results9 ©2019 Visa. All rights reserved.   Revenue Detail – Q1 2019   US$ in millions, except percentages   2,146 2,147   1,666   229   2,342   2,470   1,851   299   Service Revenues Data Processing   Revenues   International   Transaction Revenues   Other Revenues   Fiscal 2018   Fiscal 2019   YoY   Change 15% 11%9% 30%   Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.

Fiscal First Quarter 2019 Financial Results10 ©2019 Visa. All rights reserved.   Operating Margin – Q1 2019   US$ in millions, except percentages   Note: Operating margin is calculated as operating income divided by net operating revenues. Figures may not recalculate exactly due to rounding. Percentage changes are calculated   based on unrounded numbers.   13% 12%17% (0.9ppt)   YOY   Change   4,862   1,535   3,327   5,506   1,789   3,717   Net Revenues Operating   Expenses   Operating   Income   Fiscal 2018   Fiscal 2019   68% 68%   Operating   Margin

Fiscal First Quarter 2019 Financial Results11 ©2019 Visa. All rights reserved.   Operating Expenses – Q1 2019   US$ in millions, except percentages   Note: Figures may not recalculate exactly due to rounding. Percentage changes are calculated based on unrounded numbers.   679   223   160   92   145   236   0   807   276   173   91   159   276   7   Personnel Marketing Network &   Processing   Professional   Fees   Depreciation &   Amortization   General &   Administrative   Litigation   Provision   Fiscal 2018   Fiscal 2019   YoY   Change 8% (1)%19% 17%9%24% NM   NM- Not meaningful

Fiscal First Quarter 2019 Financial Results12 ©2019 Visa. All rights reserved.   Other Financial Results and Highlights   • Cash, cash equivalents and investment securities of $15.9 billion as of   December 31, 2018   • Adjusted free cash flow of $3.1 billion for the fiscal first quarter   • Capital expenditures of $157 million during the fiscal first quarter   • On January 24, 2019, the district court granted preliminary approval of the   settlement which was announced in September 2018 to resolve monetary   class claims in the multi-district interchange litigation. The court scheduled   a final approval hearing in November 2019   See appendix for reconciliation of adjusted free cash flow to the closest comparable U.S. GAAP financial measure.

Fiscal First Quarter 2019 Financial Results13 ©2019 Visa. All rights reserved.   Financial Outlook for Fiscal Full-Year 2019   Annual net revenue growth   Low double-digits on a nominal basis, with approximately 1 percentage point of   negative foreign currency impact and de minimus impact from the new revenue   accounting standard   Client incentives as a   percentage of gross   revenues   22% to 23% range   Annual operating expense   growth   Mid-single digit decrease on a GAAP basis and mid-to-high single digit   increase adjusted for special items in fiscal 2018 (see note below). GAAP and   non-GAAP growth includes an approximately 1.5 to 2 percentage point increase   from the new revenue accounting standard   Effective tax rate 20.0% to 20.5% range   Annual diluted class A   common stock earnings per   share growth   High teens on a GAAP nominal dollar basis and mid-teens on an adjusted, non-   GAAP nominal dollar basis (see note below). Both include approximately 1   percentage point of negative foreign currency impact   Note: Annual adjusted operating expense growth is derived from adjusted full-year 2018 operating expenses of $6.9 billion. Annual adjusted diluted class A common stock earnings per   share growth is derived from adjusted full-year 2018 earnings per share results of $4.61. Refer to the accompanying financial tables for details and a reconciliation of the adjusted fiscal full-   year 2018 results.

Appendix

Fiscal First Quarter 2019 Financial Results15 ©2019 Visa. All rights reserved.   Calculation of Adjusted Free Cash Flow   A-   Management believes that presentation of adjusted free cash flow is useful to measure the Company’s generation of cash available to first   re-invest in the business and then return excess cash to shareholders through stock buybacks and cash dividends. During the three months   ended December 31, 2018, the Company generated adjusted free cash flow of $3.1 billion, and returned $2.9 billion to investors through   stock buybacks of $2.3 billion and dividends paid of $572 million. The Company defines adjusted free cash flow as cash provided by   operating activities adjusted to reflect capital investments made in the business. Adjusted free cash flow is a non-GAAP performance   measure and should not be relied upon as a substitute for measures calculated in accordance with U.S. GAAP. The following table   reconciles as-reported net cash provided by operating activities to non-GAAP adjusted free cash flow.   US$ in millions Q1 2019   (Ending December 31, 2018)   Net cash provided by operating activities $3,294   Less: capital expenditures (157)   Adjusted free cash flow $3,137